UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 13, 2019
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	001-36587 (Commission File Number)	20-8737688 (IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant's principal executive office)	(Zip code)

(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) New President and Chief Operating Officer

On February 13, 2019, Catalent, Inc. (the “Company”) announced that Alessandro Maselli, its Senior Vice President, Global Operations, had been appointed to the newly created position of President and Chief Operating Officer (“COO”), effective immediately. Biographical information regarding Mr. Maselli is set forth under the heading “Executive Officers” in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2018 (the “Proxy Statement”), which is incorporated herein by reference.

There is no arrangement or understanding between Mr. Maselli and any other person pursuant to which he was selected as COO. There is also no family relationship between Mr. Maselli and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company amended the terms and conditions of Mr. Maselli’s employment arrangements effective February 13, 2019, raising his annual base salary by £60,000 to £385,000; raising his target bonus under the Company’s incentive-based annual cash bonus plan for its senior executives (the Management Incentive Plan, or MIP) from £206,893 to £310,000; and, effective July 1, 2019, increasing his annual target stock-incentive grant under the Company’s Long-Term Incentive Plan, or LTIP, from $450,000 to $700,000. The terms of Mr. Maselli’s existing severance agreement with the Company, which is in the standard form applicable to all senior executives other than the Company’s Chief Executive Officer and is substantially in the form provided as Exhibit 10.3 to the Annual Report on Form 10-K filed with the SEC on September 17, 2010 by the Company’s wholly owned subsidiary, Catalent Pharma Solutions, Inc., remain unchanged.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release of February 13, 2019 announcing Mr. Maselli's appointment has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated February 13, 2019, issued by Catalent, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President, General Counsel, and Secretary

Date: February 13, 2019